Sum Due to Insurer	9 Months Ended
Dec. 31, 2023
Sum Due To Insurer [Abstract]
Sum Due to Insurer
21.
Sum due to insurer

Represents the net amounts of premium due to insurer based on the respective contract with each insurer. The net amount due is equal to the gross written premium less the Company’s commission for policies that have reached their effective date. Sum due to insurer includes $8,866,766 as of December 31, 2023, which represents funds from the insurer to meet working capital requirements/contingencies arising out of claim settlement.